UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 24, 2022

(Date of earliest event reported)

CLEARFIELD, INC.

(Exact Name of Registrant as Specified in Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-16106	41-1347235
(Commission File No.)	(IRS Employer Identification No.)

7050 Winnetka Avenue North, Suite 100, Brooklyn Park, Minnesota 55428

(Address of Principal Executive Offices) (Zip Code)

(763) 476-6866

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLFD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 through 4 and Sections 6 through 9 are not applicable and therefore omitted.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective immediately following the 2022 Annual Meeting of Shareholders of Clearfield, Inc. (the “Company”), the Company’s Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, set the composition of each of the committees of the Board of Directors, including adding Walter L. Jones, Jr. and Carol A. Wirsbinski to committees. Accordingly, the committees composition is as follows:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Charles N. Hayssen (chair)	Ronald G. Roth (chair)	Donald R. Hayward (chair)
Patrick Goepel	Patrick Goepel	Walter L. Jones, Jr.
Roger Harding	Roger Harding	Ronald G. Roth
Walter L. Jones, Jr.	Donald R. Hayward
Carol A. Wirsbinski	Carol A. Wirsbinski

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on February 24, 2022. Of the 13,754,785 shares of the Company’s common stock outstanding and entitled to vote, 10,817,718 shares, or 78.64%, were present either in person or by proxy.

The following describes the matters considered by the Company’s shareholders at the Annual Meeting, as well as the results of the votes cast at the meeting:

1.       To elect eight (8) directors of the Company to serve until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

Nominee	For	Withheld	Broker Non-Vote
Cheryl Beranek	8,682,169	42,760	2,092,789
Ronald G. Roth	8,556,761	168,168	2,092,789
Patrick Goepel	8,643,202	81,727	2,092,789
Roger Harding	8,629,810	95,119	2,092,789
Charles N. Hayssen	8,633,504	91,425	2,092,789
Donald R. Hayward	8,523,197	201,732	2,092,789
Walter L. Jones, Jr.	8,708,840	16,089	2,092,789
Carol A. Wirsbinski	8,708,937	15,992	2,092,789

2.       To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Vote
7,843,860	750,245	130,824	2,092,789

3.       To ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2022.

For	Against	Abstain	Broker Non-Vote
10,756,395	8,793	52,530	-

As a result, all nominees identified in Proposal 1 were elected as directors and Proposals 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

Dated: February 28, 2022	By:	/s/ Daniel Herzog
Daniel Herzog, Chief Financial Officer